                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /


Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12



                              Amedia Networks, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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





                              AMEDIA NETWORKS, INC.
                                  2 CORBETT WAY
                           EATONTOWN, NEW JERSEY 07724

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


NOTICE IS HEREBY GIVEN that the 2006 annual meeting (the "Annual Meeting") of stockholders of Amedia Networks, Inc. (the "Company") will be held at 9:30 am, on July 19, 2006, at the Sheraton Eatontown Hotel, Route 35, Eatontown, NJ 07724, to:


(i) elect five directors of the Company to hold office until their respective successors shall have been duly elected and qualified;

(ii) approve an amendment to the Company's amended and restated certificate of incorporation to increase the number of shares of Common Stock the Company is authorized to issue from 75,000,000 to 100,000,000 shares;

(iii) increase the number of shares of Common Stock, reserved for issuance under the Company's 2000 Equity Incentive Plan from 6,500,000 to 10,000,000 shares;

(iv) increase the number of shares of Common Stock, reserved for issuance under the Company's 2002 Non-Employee Directors Stock Option Plan from 1,000,000 to 2,000,000 shares;

(v) ratify the appointment of Marcum & Kliegman, LLP as the independent public accounting firm of the Company for the year ending December 31, 2006; and

(vi) transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on June 9, 2006, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

If you do not expect to be personally present at the Annual Meeting but wish your stock to be voted for the business to be transacted thereat, the Board of Directors requests that you complete, sign and date the enclosed proxy and promptly return it by mail in the postage paid envelope provided.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         FRANK GALUPPO
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER


June 21, 2006


PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                              AMEDIA NETWORKS, INC.
                                  2 CORBETT WAY
                            EATONTOWN, NEW JERSEY 07724


                           PRELIMINARY PROXY STATEMENT


                     For the Annual Meeting of Stockholders
                           to be held on July 19, 2006

This Proxy Statement is being sent to stockholders of Amedia Networks, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors (the "Board of Directors" or the "Board") for use at the 2006 annual meeting (the "Annual Meeting") of holders of the Company's common stock, par value $0.001 per share (the "Common Stock"), to be held at the Sheraton Eatontown Hotel, Route 35, Eatontown, NJ 07724, on Wednesday July 19, 2006, at 9:30 AM, and any adjournment(s) thereof. The purposes of the Annual Meeting are to:


(i) elect five directors of the Company to hold office until their respective successors shall have been duly elected and qualified;

(ii) approve an amendment to the Company's amended and restated certificate of incorporation to increase the number of shares of Common Stock the Company is authorized to issue from 75,000,000 to 100,000,000 shares;

(iii) increase the number of shares of Common Stock, reserved for issuance under the Company's 2000 Equity Incentive Plan (the "2000 Incentive Plan") from 6,500,000 to 10,000,000 shares;

(iv) increase the number of shares of Common Stock, reserved for issuance under the Company's 2002 Non-Employee Directors Stock Option Plan (the "2002 Directors' Plan") from 1,000,000 to 2,000,000 shares;

(v) ratify the appointment of Marcum & Kliegman, LLP ("Marcum") as the independent public accounting firm of the Company for the year ending December 31, 2006; and

(vi) transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

If proxy cards in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted as instructed on the proxy. If no instructions are given, the individuals named as proxies will vote your shares (i) FOR the election as directors of the nominees of the Board of Directors named below; (ii) FOR the proposal to amend the Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance; (iii) FOR the proposal to increase the number of shares of Common Stock available for issuance under the 2000 Incentive Plan; (iv) FOR the proposal to increase the number of shares of Common Stock available for issuance under the 2002 Directors' Plan; (v) FOR the ratification of the appointment of Marcum as the independent public accounting firm of the Company for the year ending December 31, 2006; and (vi) in the discretion of the proxies named in the proxy card on any other proposals to properly come before the Annual Meeting or any adjournment thereof.

Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by filing with the Secretary of the Company a duly executed proxy bearing a later date or a written instrument revoking the proxy or by personally appearing at the Annual Meeting.

This Proxy Statement is first being mailed to stockholders on or about June 21, 2006.


                                  VOTING RIGHTS

All voting rights are vested exclusively in the holders of the Common Stock (the "Stockholders"). Only Stockholders of record at the close of business on June 9, 2006 (the "Record Date") will be entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, there were 26,952,399 shares of Common Stock outstanding. Each Stockholder is entitled to one vote for each share held of record at the close of business on the Record Date.

Stockholders representing a majority of the Common Stock entitled to vote at the Annual Meeting, present in person or by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. Abstentions and shares held of record by a broker which are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise the authority to vote the shares in its discretion are counted as shares that are present at the annual meeting for purposes of determining a quorum. Assuming a quorum is present, the affirmative vote of a plurality of the shares present in person or by proxy is required for approval of Proposal No. 1 (Election of Directors); the affirmative vote of a majority of the shares issued and outstanding is required for approval of Proposal No. 2 (Increase Authorized Shares of Common Stock); the affirmative vote of a majority of the shares present at the Annual Meeting in person or by proxy is required for approval of Proposals No. 3 (Increase Shares of Common Stock available under 2000 Incentive
Plan), No. 4 (Increase Shares of Common Stock available under 2002 Directors'
Plan) and 5 (Ratification of Independent Public Accounting Firm). With respect to shares of Common Stock held in a brokerage account:

* With respect to Proposal No. 1 (Election of Directors), the broker is entitled to vote your shares on these matters if no instructions are received from you. Abstentions may not be specified as to the election of directors;

* With respect to Proposals No. 2 (Increase Authorized Shares of Common Stock) and No. 5 (Ratification of Independent Public Accounting Firm), your broker is entitled to vote your shares on these matters if no instructions are received from you. Abstentions will be counted as votes against Proposal No. 2 but are not considered votes cast and, therefore, will be counted neither for nor against Proposal No. 5.


* With respect to Proposal No. 3 (Increase Shares of Common Stock Available under 2000 Incentive Plan) and Proposal No. 4 (Increase Shares of Common Stock Available under 2002 Directors' Plan), your failure to give voting instructions to your broker will result in a broker non-vote since your broker is not entitled to vote your shares on these matters unless it receives instructions from you. Broker non-votes and abstentions are not considered as votes cast and, therefore, will be counted neither for nor against Proposal No. 3 and Proposal No. 4.


                    STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN
                               BENEFICIAL HOLDERS

The following table sets forth certain information, as of the Record Date, concerning the ownership of the Common Stock by (a) each person who, to the Company's knowledge, beneficially owned on that date more than 5% of the outstanding Common Stock, (b) each of the Company's directors and Named Executive Officers (as defined below under the heading "Executive Compensation") and (c) all current directors and executive officers of the Company as a group.

                                                      Number of Shares          Percent of
Name of Beneficial Owner (1)                        Beneficially Owned (2)   Common Stock (2)
Frank Galuppo, President, Chief Executive Officer        1,041,977 (3)            3.73%
 and Director

James D. Gardner, Chief Financial Officer                  116,000 (4)               *

John R. Colton, Chief Technology Officer                   166,354 (5)               *

Juan Mendez, Director                                    1,725,688 (6)            6.43%

Richard Rosenblum, Director                                297,323 (7)            1.10%

Gerald Butters, Director                                   203,125 (8)               *

Bob Martin, Director                                       115,625 (9)               *

Puritan LLC                                              1,533,334 (10)           5.82%

Melton Management Limited                                2,187,619 (11)           8.30%

All directors and executive officers as
 a group(7 persons)                                      3,666,092               12.55%


* Indicates less than 1%.

(1) Unless otherwise indicated, the address of each person listed is c/o Amedia Networks, Inc., 2 Corbett Way, Eatontown, New Jersey 07724.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of Common Stock issuable upon the exercise of options or warrants which are currently exercisable or which become exercisable within 60 days following the date of the information in this table are deemed to be beneficially owned by, and outstanding with respect to, the holder of such options or warrants. Except as indicated by footnote, and subject to community property laws where applicable, to the knowledge of the Company, each person listed is believed to have sole voting and investment power with respect to all shares of Common Stock owned by such person.


(3) Represents (i) 35,270 shares of Common Stock and (ii) 1,006,707 shares of Common Stock issuable upon the exercise of currently exercisable employee stock options issued under the Company's 2000 Equity Incentive Plan. Does not include options to purchase an additional 313,563 shares of Common Stock scheduled to vest over the next 12 months.

(4) Represents (i) 16,000 shares of Common Stock and (ii) 100,000 shares of Common Stock issuable upon the exercise of currently exercisable employee stock options issued under the Company's 2000 Equity Incentive Plan. Does not include options to purchase an additional 200,000 shares of Common Stock scheduled to vest by May 2008.

(5) Represents (i) 27,274 shares of Common Stock and (ii) 139,080 shares of Common Stock issuable upon the exercise of currently exercisable employee stock options issued under the Company's 2000 Equity Incentive Plan. Does not include options to purchase an additional 85,920 shares of Common Stock scheduled to vest over the next two years.

(6) Represents (i) 1,260,626 shares of Common Stock and (ii) 465,062 shares of Common Stock issuable upon exercise of currently exercisable options. Does not include 150,000 shares issuable upon the exercise of warrants that are scheduled to vest between July and October 2006. The foregoing is based, in part, on the Amendment No. 1 to Schedule 13D filed by the stockholder on March 3, 2006.

(7) Represents (i) 164,406 shares of Common Stock issuable upon exercise of currently exercisable non-plan options, (ii) 16,667 shares of Common Stock issuable upon exercise of warrants issued to Mr. Rosenblum as the designee of Greenfield Capital Partners, LLC in August 2004 and (iii) 116,250 shares of Common Stock issuable upon the exercise of currently exercisable employee stock options issued under the Company's 2002 Non-Employee Directors Stock Option Plan.


(8) Represents (i) 56,250 shares of Common Stock and (ii) 146,875 shares of Common Stock issuable upon the exercise of currently exercisable employee stock options issued under the Company's 2002 Non-Employee Directors Stock Option Plan. Does not include options to purchase an additional 9,375 scheduled to vest by September 2006.

(9) Represents shares of Common Stock issuable upon the exercise of currently exercisable employee stock options issued under the Company's 2002 Non-Employee Directors Stock Option Plan. Does not include options to purchase an additional 9,375 shares of Common Stock scheduled to vest by September 2006.


(10) The stockholder is a limited liability company. The address of such person is 314 McDonald Avenue, Brooklyn, New York 11218. The foregoing is based on a
Schedule 13G filed by the stockholder on November 19, 2004.

(11) The address of such person is P.O. Box 3161, Road Town, Tortola, British Virgin Islands. The foregoing is based on a Schedule 13G filed by the stockholder on October 8, 2003, as amended on February 10, 2006. Does not include shares of Common Stock issuable upon conversion of Convertible Preferred Stock or exercise of warrants referred to under "Selling Stockholders."

                               EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each executive officer of the Company:

     Name                 Age   Position

     Frank Galuppo        59    Chief Executive Officer, President and Director

     James D. Gardner     53    Chief Financial Officer

     John R. Colton       64    Chief Technology Officer

The business experience, principal occupations and employment, as well as the periods of service, during at least the last five years of each of the Company's executive officers who is not also a director nominee are set forth below.

JAMES D. GARDNER has been the Company's Chief Financial Officer since May 2005. From January 2005 thru May 2005, Mr. Gardner served as Chief Operating Officer of dotPhoto, a private company engaged in on-line photo processing and wireless application development for cellular telephones. From January 2002 through April 2004, Mr. Gardner served as Chief Executive Officer for Comstar Interactive, a private company engaged in the wireless credit card processing field. He has also held the position of Chief Financial Officer at BellSouth Wireless Data
(renamed Cingular Interactive (May 1999 through November 2001), and as chief financial officer of BellSouth Mobile Data (November 1995 through May 1999) and chief financial officer of RAM/BSE Communications L.P. from 1991 though 1995, with all companies involved in the provision of wireless packet data networks and services, principally in the US and Europe. Mr. Gardner also held several other senior executive positions at BellSouth and AT&T in the areas of financial management, domestic and international corporate finance, issuing debt and equity and the related rating agency and investment banking interfaces, shareholder relations and a number of other treasury, accounting and finance positions.

JOHN R. COLTON has been with the Company since April 2004 and has been its Chief Technology Officer and Senior Vice President, Product Realization since June 2005. From November 2001 to March 2004 Mr. Colton was Vice President of Architecture, Systems Engineering, and Product Management for Lambda Optical Systems, where he specified technology, product and network architecture, and system applications for a next generation optical networking product line incorporating optical switching, optical DWDM transmission, optical add/drop multiplexing, and network management. From October 2000 to October 2001, John founded and managed JRC Consulting, a company providing consultation in the fields of optical communications, voice and data switching, and FTTP, a position that led to officer and board positions with several startups. Before his retirement after 36 years with Bell Labs, AT&T, and Lucent, Mr. Colton served in senior positions in Lucent's Optical Networking Group as well as in technical management and product management positions while at Bell Laboratories and AT&T Network Systems. He holds an SMEE from the Massachusetts Institute of Technology and a BSEE from the University of Pennsylvania.

CODE OF ETHICS

The Company has adopted a Code of Ethics applicable to its senior executive officers and senior financial officers, including the principal executive officer, principal financial officer and principal accounting officer. A copy of this code has been filed as an exhibit to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005.

                             EXECUTIVE COMPENSATION

The following table sets forth all compensation earned by the Company's Chief Executive Officer and the most highly compensated executive officers and key employees of the Company whose total annual salaries and bonuses exceeded $100,000 for the year ended December 31, 2005 (the "Named Executive Officers"):

                                                Annual Compensation                          Long-Term Compensation
                                    -------------------------------------------           --------------------------
                                                                                          Securities      All Other
Name and                                                        Other Annual              Underlying    Compensation
Principal Position          Year    Salary($)    Bonus($)      Compensation($)            Options (#)       ($)
------------------          ----    ---------    --------      ---------------            -----------       ---
Frank Galuppo               2005    204,692         --             --                         --            --
President and Chief         2004    141,923         --             --                     1,315,250(2)      --
Executive Officer (1)       2003      --            --             --                         --            --

James D. Gardner            2005    104,326         --             --                     300,000 (2)       --
Chief Financial             2004      --            --             --                         --
Officer (3)                 2003      --            --             --                         --            --


John R. Colton              2005    143,538         --             --                     125,000 (2)       --
Chief Technology            2004     69,842         --             --                     100,000 (2)       --
Officer (4)                 2003      --            --             --                         --            --

(1) Mr. Galuppo became Chief Executive Officer in March 2004. In December 2004, he was elected President.

(2) Represents shares of Common Stock issuable upon exercise of employee stock options issued under the Company's 2000 Equity Incentive Plan.

(3) Mr. Gardner was appointed Chief Financial Officer in June 2005.

(4) Mr. Colton Joined the Company in April 2004 and in June 2005 was appointed Chief Technology Officer.

                             OPTION GRANTS IN 2005

The following table contains information concerning the grant of stock options to the Named Executives Officers during the fiscal year ended December 31, 2005:

                             NUMBER OF
                            SECURITIES            % OF TOTAL
                            UNDERLYING          OPTIONS GRANTED    EXERCISE OR
                              OPTIONS           TO EMPLOYEES IN       BASE         EXPIRATION
NAME                        GRANTED (#)         FISCAL YEAR (%)     PRICE ($)        DATE
----------------------     ------------         ---------------   -------------    ----------
Frank Galuppo                     --                  --               --              --
James D. Gardner             300,000(1)              14.64%          $1.05         5/23/2015
John R. Colton               125,000(1)               7.04%          $0.92         6/09/2015

       AGGREGATE OPTIONS EXERCISED IN 2005 AND 2005 YEAR END OPTION VALUES

The following table sets forth information with respect to the Named Executive Officers concerning the number and value of unexercised options held at December 31, 2005.

                                                          Number of Securities      Value of Unexercised
                                                        Underlying Unexercised      In-the-Money Options
                          Shares          Value         Options at Fiscal Year     At Fiscal Year End ($)
                        Acquired on      Realized                End (#)                Exercisable/
Name                    Exercise (#)       ($)        Exercisable/Unexercisable      Unexercisable (1)
----                   -------------       ---        -------------------------      -----------------
Frank Galuppo               --              --            767,229  /  548,020              -- / --
James D. Gardner            --              --             50,000  /  250,000              -- / --
John R. Colton              --              --             74,306  /  150,694          11,000 / 11,000

(1) Based upon the difference between the exercise price of such options and the closing price of the Common Stock ($0.77) on December 30, 2005, as reported on the OTC Bulletin Board.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information as of December 31, 2005 relating to the Company's equity compensation plans.

                      EQUITY COMPENSATION PLAN INFORMATION

            Plan Category                  Number of       Weighted-          Number of
                                         securities to      average           securities
                                           be issued    exercise price of     remaining
                                             upon          outstanding      available for
                                          exercise of       options,           future
                                          outstanding       warrants          issuance.
                                           options,        and rights
                                         warrants and
                                            rights
                                              (a)               (b)              (c)
Equity compensation plans approved by
           security holders                6,509,424         $2.23             1,705,142

Equity compensation plans not approved
         by security holders               3,877,944(1)      $1.31                     -
                                          ----------                           ---------
               Total                      10,387,368         $1.89             1,705,142
                                          ==========                           =========

(1) Consists of (i) 493,218 shares of Common Stock that may be issuable upon the exercise of non-plan five-year options issued to non-employee directors in January 2004 and are exercisable at a per share exercise price of $0.56, (ii) 100,000 shares of Common Stock that may be issuable upon the exercise of four year warrants issued to a service provider and are exercisable at a per share exercise price of $0.62, (iii) 1,148,173 shares of Common Stock issuable upon exercise of five year warrants issued in August 2004 to placement agent in connection with the private placement of the Company's 7% Series A Convertible Preferred Stock at prices ranging from $0.75 to $2.50 per share, subject to cashless exercise provisions under certain terms, (iv) 333,333 shares of Common Stock issuable upon exercise of five year warrants issued in August 2004 to a provider of an equity line commitment, (v) 150,000 shares of Common Stock issuable upon exercise of five year warrants issued in April 2005 in connection with a short-term loan made to us, (vi) 1,153,220 shares of Common Stock issuable upon exercise of five year warrants issued in April and May 2005 to a placement agent in connection with the private placement of the Company's 8% Series B Convertible Preferred Stock, (vii) 500,000 shares of Common Stock issuable upon exercise of five year warrants issued in December in connection with a short-term loan made to the Company.

EMPLOYMENT AGREEMENTS

The Company and Mr. Frank Galuppo, the Company's Chief Executive Officer and President and a director of the Company, entered into three-year employment agreement, effective as of March 15, 2004, pursuant to which Mr. Galuppo is currently paid an annual salary of $210,000. Mr. Galuppo's salary is scheduled to increase to $235,000 at the beginning of the third year of employment. The agreement further provided that if Mr. Galuppo's employment is terminated other than for cause (as defined in the employment agreement) or if Mr. Galuppo terminates his employment for good reason (as defined in the employment agreement), he will be entitled to receive the equivalent of three months' base salary and benefits, if such termination takes place during the first twelve months of the effective date of the agreement. If such termination takes place after the first year of employment, then Mr. Galuppo will be entitled to receive the equivalent of six months' base salary and benefits. The Company also issued to Mr. Galuppo an option under the Company's 2000 Equity Incentive Plan to purchase up to 1,315,250 shares of Common Stock at a per share exercise price of $0.79, which option is scheduled to vest over twelve succeeding quarters, beginning June 30, 2004. Mr. Galuppo has agreed to certain customary confidentiality and non-compete provisions that prohibit him from competing with the Company for one year, or soliciting our employees for one year, following the termination of his employment.

In May 2005, the Company entered into an employment agreement with James D. Gardner pursuant to which Mr. Gardner serves as the Company's Chief Financial Officer. The agreement has an initial term of one year. After the initial term of one year, the agreement is automatically renewable for an additional one-year term unless either party notifies the other in writing upon at least 45 days prior to the scheduled termination of the initial term or any renewal term that it does not intend to renew such agreement. Mr. Gardner is paid a monthly salary of $14,583 and was granted options under the Company's 2000 Equity Incentive Plan to purchase 300,000 shares of Common Stock at a per share purchase price of $1.05. The options vest over three years from the grant date and on a quarterly basis. The agreement may be terminated by Mr. Gardner for any reason on 60 days written notice to the Company or by the Company immediately for cause. In the event of a termination by the Company for any reason other than cause, the Company shall pay Mr. Gardner (i) if such termination occurs during the initial term of the agreement, an amount equal to three months' salary and (ii) if such termination occurs after the initial term, an amount equal to 6 months' salary.

In June 2005, the Company entered into an employment agreement with John R. Colton pursuant to which Mr. Colton serves as the Company's Chief Technology Officer and pursuant to which he is paid a monthly salary of $12,500. Either the Company or Mr. Colton may terminate the agreement at any time upon advance notice. In connection with the entry into the employment agreement, Mr. Colton was granted options under the Company's 2000 Equity Incentive Plan to purchase 125,000 shares of Common Stock at a per share purchase price of $0.92. The options vest over three years from the grant date.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In August 2004, the Company paid Greenfield Capital Partners, LLC, ("Greenfield") and its designees, a placement fee with respect to the placement of 2,500 shares of the Company's Series A Preferred Stock. The placement fee was comprised of (i) a cash payment of $25,000 and (ii) five-year warrants to purchase up to 66,667 shares of Common Stock, of which options for 33,333 shares are exercisable at a per share exercise price of $.75; options for 16,667 shares are exercisable at a per share exercise price of $1.50; and options for the 16,667 shares are exercisable at a per share exercise price of $2.50. One of the Company's non-employee directors was a Managing Director of Greenfield at the time that the private placement was consummated and Greenfield designated that director to receive half of those warrants. The director subsequently left Greenfield.

In December 2004, the Company entered into a service agreement with Elite Financial Communications Group, LLC ("Elite"), pursuant to which Elite agreed to provide investor relation services to the Company for compensation of $7,500 per month (plus expenses). By its terms, the agreement with Elite expired in December 2005. One of the Company's non-employee directors was a partner and managing member of Elite. This director resigned from service on the Board of Directors as of June 9, 2005.

In January 2006, the Company entered into bridge loan agreements with three private investors (collectively the "January 2006 Investors"), pursuant to which these investors loaned to the Company, on a secured basis, the aggregate amount of $500,000. The January 2006 Investors included Mr. Juan Mendez, Chairman of the Board of Directors, who loaned the Company $250,000. Pursuant to the terms of the agreements with these investors, the Company issued to Mr. Mendez five year warrants to purchase up to 125,000 shares of Common Stock at a per share exercise price of $1.50, subject to adjustment.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires officers and directors of the Company and persons who own more than ten percent of the Common Stock, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

Based solely on review of the copies of such forms received by the Company with respect to 2005, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors and officers and persons who own more than 10% of a registered class of the Company's equity securities have been complied with, except for the late filing of a Form 3 for John Colton, our Chief Technology Officer, in connection with his appointment to such office.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

                     INFORMATION AS TO NOMINEES FOR DIRECTOR

The persons named below, all of whom are currently directors of the Company, have been nominated for election as directors of the Company by the Board of Directors. If elected, each nominee will hold office until the next annual meeting of the stockholders.

The Board of Directors has nominated five (5) directors to stand for re-election, which is fewer than the number of directors fixed pursuant to the Company's bylaws, which is currently seven but may be changed at any time by the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named therein.

It is the intention of the persons named in the accompanying proxy to vote FOR the election of each of the five persons named in the table below as directors of the Company, unless authority to do so is withheld. If events not now known or anticipated make any of the nominees unwilling or unable to serve, the proxies will be voted (in the discretion of the holders of such proxies) for other nominees not named herein in lieu of those unwilling or unable to serve. The Board is not aware of any circumstances likely to cause any nominee to become unavailable for election.

The following table sets forth the name, age and position of each director nominee:

  Name                   Age     Position

  Frank Galuppo          59      Chief Executive Officer, President and Director

  Juan Mendez            42      Director

  Richard Rosenblum      47      Director

  Gerald Butters         62      Director

  Bob Martin             64      Director


The business experience, principal occupations and employment, as well as the periods of service, of each of the Company's director nominees and executive officers during at least the last five years are set forth below.

FRANK GALUPPO has been a director and Chief Executive Officer of the Company since March 2004 and President since December 2004. Mr. Galuppo possesses nearly 40 years of experience in the Telecommunications Industry, serving in a number of senior management positions with Lucent Technologies and AT&T. From March 2003 until he began his employment with the Company, Mr. Galuppo had been assisting several companies with business development support in the U.S.

Government market where he has extensive sales experience. Mr. Galuppo was employed by Lucent since its formation in September 1996 until March 2003 in a series of management level and operational positions. His most recent role at Lucent was President of Lucent's Optical Networking Group, which he held since September 2002 and had worldwide responsibility for the development and marketing of Lucent's global optical portfolio, which had annual sales of over $1 billion.


JUAN MENDEZ has been a director of the Company since July 2003 and the Chairman of the Company's Board of Directors since September 2003. Mr. Mendez is President, Chief Executive Officer and co-founder of Total Claims Management, Inc., a privately held company based in Miami, Florida. Mr. Mendez has held that position since March 1999. Prior to co-founding Total Claims Management, Inc., Mr. Mendez was a Public Insurance Adjuster from 1996 to 1999.


RICHARD ROSENBLUM has been a director of the Company since September 2003. Since July 2004, Mr. Rosenblum has been a principal of Harborview Advisors, LLC, a firm that provides structuring and financing advice to publicly and privately held firms. From August 2004 through November 2004, Mr. Rosenblum was a Managing Director of Greenfield Capital Partners, LLC, a private investment banking firm. From July 2001 until July 2004, Mr. Rosenblum was a Managing Director of Investment Banking for vFinance Investments in New York, where he was responsible for advising, structuring and financing publicly and privately held companies. From July 2001 until July 2004, Mr. Rosenblum also served as Senior Managing Partner of ACP Advisors in New York, where he was responsible for advising and raising capital for emerging growth companies. From April 1999 until July 2001, Mr. Rosenblum was a Managing Director at Robb Peck McCooey Financial Services, Inc. in New York. Mr. Rosenblum also serves on the board of directors of Mobile Reach International, Inc.

GERALD BUTTERS has been a director of the Company since May 2004. Mr. Butters is a communications industry veteran with more than 39 years experience in this sector. His career encompasses senior executive positions at Nortel Networks, AT&T, and Lucent Technologies. These include Chairman of the Board of AGCS (a joint venture of GTE and AT&T), President of NTI (a Nortel Networks US subsidiary). He was President of Global Public Networks at AT&T Network Systems from October 1997 to November 1999, President of the Optical Networks Group at Lucent Technologies from December 1999 to August 2000 and Senior Vice President Marketing and Technology at Lucent Technologies. Mr. Butters retired from Lucent Technologies in August 2000. Mr. Butters has been a technical advisor to several privately held technology firms from August 2000 through the present time and a director of Lambda Optical Systems, a privately held company, since October 2003.

BOB MARTIN has been a director of the Company since May 2004. Mr. Martin retired as the Chief Technology Officer of Lucent Technologies' Bell Laboratories in September 2003, a position he held for seven years. In this role, he helped guide Lucent's directions in next generation networks and in approaches the company used for research and development. His background at Bell Laboratories and Bellcore included a variety of positions related to large systems development. He has been responsible for Unix, network management systems, intelligent network systems, packet switching, and broadband access systems developments. Bob received his Bachelor of Science in Electrical Engineering from Brown University in 1964, and his Master of Science and Doctor of Philosophy degrees in Electrical Engineering and Computer Science from Massachusetts Institute of Technology in 1965 and 1967, respectively. In 1985, he attended the MIT Alfred P. Sloan School Senior Executive Program. A Fellow of the Institute of Electrical and Electronics Engineers, Bob was member and first chair of its Software Industrial Advisory Board. He has served on the National Research Council's Computer Science and Telecommunications Board and the FCC's Technological Advisory Board. He is on technical advisory boards for venture capitalists and startups in telecommunications, optical devices and product innovation.

There are no family relationships between any of the above executive officers or directors, and there is no arrangement or understanding between any of the above executive officers or directors and any other person pursuant to which the officer or director was elected to hold office.

All directors hold office until the next annual meeting of stockholders and the election and qualification of a successor.

DIRECTOR RESIGNATIONS

Mr. Sam Brill and Mr. Ivan Berkowitz declined to stand for re-election as directors at the 2005 Annual Meeting.

DIRECTOR COMPENSATION

CASH COMPENSATION: During 2005, each of the Company's non-employee directors was paid a cash fee of $500 per telephonic board meeting and $1,000 for each board meeting attended in person. During 2005, the chairman of the Audit Committee, Mr. Richard Rosenblum, was paid $750 per month and the chairman of the Compensation Committee, Mr. Juan Mendez, was paid $250 per month. The Company also reimbursed directors for reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors and any meetings of its committees.

OPTION GRANTS: No director of the Company was granted an option during 2005.

            ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

The Board met 22 times during the year ended December 31, 2005. No director who served during the 2005 fiscal year attended fewer than 75% of the meetings of the Board and of committees of the Board of which he was a member.

The Board does not have a formal policy with respect to attendance by Board members at annual stockholder meetings, although it encourages directors to attend such meetings. Mr. Galuppo, our President and Chief Executive Officer, and Mr. Juan Mendez, the Chairman of the Board of directors, attended the attended the Company's 2005 annual meeting.

BOARD COMMITTEES

The Company has two standing committees: the audit committee (the "Audit Committee") and the compensation/stock option committee (the "Compensation/Stock Option Committee").

The Company currently does not have a nominating committee. Instead, nominations for the election of directors have been handled by the full Board of Directors, which permits all directors to participate in the process. Due to the small size of the Company and its Board of Directors, the Company believes that this is appropriate.

In identifying and evaluating candidates to be nominated as directors, the Board seeks individuals with stated relevant experience that can add to the ability of the Board to fulfill its fiduciary obligations and its stated business goals. Director candidates must also have high personal and professional ethics, integrity and values. Additionally, director nominees must have sufficient time to devote to the Company's affairs.

As a small company, the Company has generally used an informal process to identify and evaluate director candidates. The Company has encouraged both independent directors and directors that are not independent to identify nominees for the Board of Directors. The Company has not paid any third party a fee to assist in the nomination process or to identify or evaluate candidates.

The Company will consider candidates that are nominated by its stockholders. The name, together with the business experience and other relevant background information of a candidate, should be sent to the Chief Executive Officer who will then forward such information to the independent directors for their review and consideration. The process for determining whether to nominate a director candidate put forth by a stockholder is the same as that used for reviewing candidates submitted by directors. Other than candidates submitted by its directors and executive officers, the Company has never received a proposed candidate for nomination from any security holder that beneficially owned more than 5% of the Company's voting Common Stock.

The Company has not, to date, implemented a policy or procedure by which its stockholders can communicate directly with its directors. Due to the small size of the Company and its resources, the Company believes that this is appropriate.

AUDIT COMMITTEE

The Audit Committee is responsible for selecting the Company's independent auditors, reviewing the Company's accounting policies, financial procedures and internal controls, the engagement of independent auditors and the general scope of the annual audit and any other services that the auditors may be asked to perform, and review with the auditors their report on the Company's financial statements following the completion of each audit.

The Audit Committee currently consists of Juan Mendez and Richard Rosenblum. The Company believes that each of Messrs. Mendez and Rosenblum meet the independence criteria set out in Rule 4200(a)(14) of the Marketplace Rules of the National Association of Securities Dealers ("NASD") and the rules of the and other requirements of the SEC.

The Board does not believe that any of the existing audit committee member is an "audit committee financial expert" as the term is defined in the SEC rules. It is difficult for a company with a financial profile such as ours to attract and to afford a director who qualifies as a financial expert. Nonetheless, the Company is seeking an appropriate candidate who qualifies as an audit committee financial expert. It may however be difficult for a company with a financial profile such as ours to attract and to afford a director who qualifies as a financial expert.

In 2005, the Audit Committee held four meetings.

The Board of Directors adopted a charter governing the duties and responsibilities of the Audit Committee in January 2003. A copy of the Audit Committee charter was attached as an appendix to the Company's Definitive Proxy Statement that was filed on April 28, 2004 in connection with the Company's 2004 annual meeting of the stockholders.

COMPENSATION COMMITTEE

The Compensation/Stock Option Committee is responsible for reviewing the compensation arrangements in effect for the Company's executive officers and for administering the Company's 2000 Incentive Plan. The Committee did not hold any meetings in 2005 and acted by consent on one occasion. This committee currently consists of Juan Mendez and Richard Rosenblum.

None of the members of the Compensation Committee was employed by the Company or any of its subsidiaries or had any other relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-B.

                          REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this report by reference therein.

The Audit Committee acts under a written charter, which was adopted by the Board of Directors in January 2003. The charter, which includes standards set forth in SEC regulations and rules of the National Association of Securities Dealers, Inc. includes assisting the Company with:

* auditing and integrity of the Company's financial statements;

* qualification and independence of the Company's independent accountants;

* performance of the Company's independent accountants;

* compliance by the Company with legal and regulatory requirements as promulgated by the SEC; and

* accounting and financial reporting process.

As part of its auditing and integrity of the Company's financial statements, the Audit Committee reviewed and discussed with both management and the Company's independent accountants all financial statements prior to their issuance. Management advised the audit committee in all cases that all financial statements were prepared in accordance with generally accepted accounting principals and reviewed any significant accounting issues with the audit committee. These reviews included discussion with the independent accountant of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee also discussed with the Company's independent accountants matters relating to its independence, including a review of audit fees and the disclosures made to the Audit Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Taking all of these reviews and discussions into account, the audit committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Dated: May 25, 2006

AUDIT COMMITTEE

JUAN MENDEZ
RICHARD ROSENBLUM

BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL OF THE NOMINEES TO THE BOARD OF DIRECTORS.

                                 PROPOSAL NO. 2

                AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO
                  INCREASE THE NUMBER OF SHARES OF COMMON STOCK
                     THAT THE COMPANY IS AUTHORIZED TO ISSUE
                      FROM 75,000,000 TO 100,000,000 SHARES


The Company's Certificate of Incorporation currently provides for authorized capital stock consisting of 75,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $.001 per share (the "Preferred Stock"). The Board of Directors has the authority to fix the rights, privileges, preferences and restrictions of any series of Preferred Stock that it may designate. Currently, the following series of Preferred Stock have been designated: (i) 52,500 shares of Series A 7% Convertible Preferred Stock (the "Series A Preferred Stock") of which 12,428 shares were issued and outstanding as of the Record Date and (ii) 85,000 shares of Series B 8% Convertible Preferred Stock (the "Series B Preferred Stock") of which 46,000 shares were issued and outstanding as of the Record Date.


On April 4, 2006, the Board adopted a resolution to increase the number of shares of Common Stock that the Company is authorized to issue from 75,000,000 to 100,000,000 shares and, subject to approval of the Company's stockholders, to file with the Secretary of State of the State of Delaware an amendment to the Company's Amended and Restated Certificate of Incorporation to effect the increase in the number of authorized shares of Common Stock (the "Amendment"). The resolution also provided that the Amendment be submitted to the stockholders entitled to vote thereon for consideration at the Annual Meeting, all in accordance with Section 242 of the Delaware General Corporation Law. The text of the Amendment is attached hereto as Appendix A. Each share of newly authorized common stock will have the same rights and privileges as each share of existing common stock. Until an authorized share of common stock is issued, it is not counted in the number of shares that are outstanding, does not have a vote, and does not decrease our earnings or loss per share. The amendment will not affect the number of shares of preferred stock currently authorized.


As of May 30, 2006, the Company had 26,952,399 shares of Common Stock outstanding. The Company also has reserved for issuance 6,500,000 shares under the Company's 2000 Equity Incentive Plan (the "2000 Incentive Plan"), 1,000,000 shares under the 2002 Non-Employee Director's Plan (the "2002 Director's Plan"), approximately 23,738,947 shares for issuance upon the exercise of non-plan options and warrants to purchase Common Stock, approximately 1,657,067 upon conversion of outstanding shares of the Company's Series A Preferred Stock and approximately 6,266,668 shares for issuance upon conversion of outstanding shares of the Company's Series B Preferred Stock, approximately.


In addition, on May 5, 2006, the Company raised gross proceeds of $10 million from the private placement (the "May 2006 Placement") to certain accredited institutional and individual investors (the "Buyers") of its 8% Senior Secured Convertible Debentures (the "Convertible Debentures"). The Convertible Debentures are convertible into the Company's Common Stock at a fixed conversion rate equal to $0.75 (subject to adjustment upon certain specified conditions). Interest on the Convertible Debentures accrues at a per annum rate of 8% and is payable on a semi-annual basis (beginning December 31, 2006) and upon conversion and, at the Company's option and subject to certain specified conditions, may be paid in shares of Common Stock at a conversion rate equal to 90% of the volume weighted average price of the Common Stock for the five trading days ending on the trading day immediately preceding the relevant interest payment date. Accordingly, the Company has reserved approximately 14,400,000 shares of Common Stock upon conversion of the Convertible Debentures and in payment of interest thereon through maturity (based on the conversion rate of $0.75). In connection with the issuance of the Convertible Debentures, the Company also issued to the Buyers warrants to purchase an aggregate of 6,666,667 shares of Common Stock at an exercise price of $1.50 per share (subject to adjustment upon certain specified conditions) and also issued to a registered broker dealer who served as placement agent for the Placement warrants to purchase 2,000,000 shares of our Common Stock (of which warrants for 1,333,333 shares have a per share exercise price of $0.75 and 666,667 have a per share exercise price of $1.50) . The May 2006 Placement also resulted in an adjustment of the conversion rate into Common Stock of the Company's currently outstanding Series B 8% Convertible Preferred Stock.

In addition to the foregoing, there are approximately 14,122,419 shares of Common Stock that the Company may be obligated to issue upon exercise of warrants but for which it currently does not maintain any reserve pursuant to agreements with the holders of these warrants. These shares are comprised of (i) 1,000,000 shares issuable upon the exercise of warrants issued to Double U Master Fund LP ("Double U Master Fund"), one of the lenders under the bridge loan agreements entered into by the Company from December 15, 2005 through March 13, 2006 and an investor under the Company's Private Equity Credit Agreement dated as of August 9, 2004 (the "Equity Line Commitment"); (ii) 6,455,752 shares of Common Stock that may be issued under the Equity Line Commitment; and (iii) 6,666,667 shares of Common Stock issuable upon exercise of the warrants (the "Investor Warrants") issued to the purchasers of the Convertible Debentures. The holders of the warrants described above and the investor party to the Equity Line Commitment have agreed that the Company shall have no obligation to reserve shares for issuance upon exercise of the warrants or the Company's rights under the Equity Line Commitment until the Amendment becomes effective. The Company undertook in the securities purchase agreement pursuant to which the Convertible Debentures and Investor Warrants were issued and sold to submit the Amendment to the approval of the Stockholders at the Annual Meeting with the recommendation that they approve it and, pending their approval, to file the Amendment with the Secretary of State of the State of Delaware no later than July 15, 2006 or, in the event that this Proxy Statement is reviewed by the SEC, July 31, 2006.


The table below summarizes information relating to the number of shares of the Company's Common Stock currently outstanding, reserved and available for issuance and the number of shares of Common Stock that would be reserved and available for issuance immediately following approval of the Amendment.


                             Before Amendment              After Amendment

        Shares outstanding
        (as of June 19, 2006)     26,952,399                 26,952,399

        Shares reserved
        for issuance              46,007,742                 67,188,524

        Total of the above
        as a % of the
        maximum number of
        authorized shares *           97%                        94%

        Shares available
        for issuance               2,039,859                  5,859,077

       * The column captioned "After Amendment" assumes that Proposal No. 3 (Increase Shares of Common Stock available under 2000 Incentive
       Plan) and Proposal No. 4 (Increase Shares of Common Stock available under 2002 Directors' Plan) have been approved.


The Board of Directors believes that, in addition to satisfying the Company's obligation to the holders of the Investor Warrants, an increase in the number of authorized shares of Common Stock is necessary to ensure that the Company has a sufficient number of authorized but unissued shares of Common Stock available to provide additional flexibility to use its capital stock for business and financial purposes in the future. Stockholders should be aware, however, that this increase in the number of authorized shares and the issuance of such shares could significantly dilute the Stockholders' current ownership of the Company.

In addition to permitting the Company to satisfy its reserve obligations with respect the Investor Warrants and the warrants held by the Double U Master Fund as well as the Equity Line Commitment, the availability of additional authorized shares of Common Stock will enable the Board of Directors to act with flexibility as and when the need arises to issue additional shares without the delays necessitated by having to obtain stockholder approval, except as may be required by law or the rules of any applicable exchange. In addition to the uses noted above, the balance of the additional 25,000,000 authorized shares of Common Stock that is not needed to satisfy the Company's reserve obligations referred to above may be issued for any proper corporate purpose approved by the Board of Directors. Among the reasons for having additional authorized and unissued shares of Common Stock are the ability to sell shares in capital raising transactions during advantageous market conditions, issue shares in connection with acquisitions of the assets, operating businesses or securities of other companies, and issue stock as stock dividends, stock splits and to use shares for other general corporate purposes. Except as described above, the Company has no current plans or arrangements regarding the issuance of these additional authorized shares in connection with any of the foregoing matters.


Some of the additional shares of Common Stock that would become available for issuance could also be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or management. For example, without further stockholder approval, the Board of Directors could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. Such an issuance of shares of Common Stock would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company and could otherwise facilitate future efforts by the Board of Directors to deter or prevent changes in control, including transactions in which stockholders might otherwise receive a premium for their shares over the then current share price. This proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt. Except as described in this paragraph and except for the ability of the Board of Directors to fix by resolution the designations, preferences and relative, participating, optional or other special rights of any series of Preferred Stock, and any qualifications, limitations or restrictions thereof, including without limitation thereof, voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, to the full extent permitted by Delaware law, there are no anti-takeover provisions in the Company's certificate of incorporation or bylaws and the Company has no plans or proposals to adopt any provisions to its certificate of incorporation or bylaws or enter into other arrangements that may have material anti-takeover consequences.

BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT.

                                   PROPOSAL 3

              AMENDMENT TO THE COMPANY'S 2000 EQUITY INCENTIVE PLAN
                 INCREASING THE NUMBER OF SHARES OF COMMON STOCK
             RESERVED FOR ISSUANCE THERE UNDER TO 10,000,000 SHARES.

At the Annual Meeting, the Stockholders will be asked to approve an amendment to the Company's 2000 Equity Incentive Plan (the "2000 Incentive Plan") to increase the number of shares of Common Stock available for issuance under the 2000 Incentive Plan to 10,000,000 shares. A summary of the principal terms of the 2000 Incentive Plan is set forth below.

The Board believes that equity based awards are an important incentive for attracting, retaining and motivating employees and officers through the opportunity of equity participation in the Company. The amendment to increase the number of shares of Common Stock under the 2000 Incentive Plan is intended to enable the Company to continue to have an adequate number of shares of Common Stock available for the grant of stock options to attract new employees, as well as retain current employees.

As of the Record Date, the total number of shares of Common Stock subject to awards granted under the 2000 Incentive Plan was 6,472,696 and only 27,304 shares of Common Stock remained available for future grants to employees and other service providers under the 2000 Incentive Plan.

Although the Company cannot currently determine the number of options that may be granted in the future to the executive officers of the Company, each of the executive officers and key employees of the Company has an interest in the approval of the amendment to the 2000 Incentive Plan in so far as they are eligible recipients of options under the plan.

SUMMARY OF THE TERMS OF THE 2000 INCENTIVE PLAN

The summary of the 2000 Incentive Plan below is qualified in its entirety by the 2000 Incentive Plan attached hereto as Appendix B.

THE 2000 INCENTIVE PLAN ADMINISTRATION

The 2000 Incentive Plan is administered by the Board of Directors of the Company or, at the discretion of the Board, by a committee composed of at least two members of the Board. The Compensation Committee of the Board, established in October 2000, administers the 2000 Incentive Plan. Such committee, and the Board itself acting in its capacity as administrator of the 2000 Incentive Plan, is referred to herein as the "Committee." The Committee is authorized, among other things, to construe, interpret and implement the provisions of the 2000 Incentive Plan, to select the key employees to whom awards will be granted, to determine the terms and conditions of such awards and to make all other determinations deemed necessary or advisable for the administration of the 2000 Incentive Plan.

SHARES AVAILABLE

If Proposal No. 3 is approved by the Stockholders, the aggregate number of shares of Common Stock available for issuance, subject to adjustment as described below, under the 2000 Incentive Plan will be 10,000,000. Such shares may be authorized and unissued shares or treasury shares. If Proposal No. 3 is approved, shares reserved for issuance for grants under the 2000 Incentive Plan will represent approximately 27% of the Common Stock issued and outstanding as of the Record Date. Together with the shares reserved for issuance under the 2002 Directors' Plan, the shares reserved for issuance under these plans will represent approximately 29% of the Common Stock issued and outstanding as of the Record Date (or 31% of the Common Stock issued and outstanding as of the Record Date if Proposal No. 4 is approved).

If any shares of Common Stock subject to an award are forfeited or an award is settled in cash or otherwise terminates for any reason whatsoever without an actual distribution of shares, the shares subject to such award will again be available for awards. If any performance units awarded under the 2000 Incentive Plan are forfeited or canceled, the performance units will again be available for awards. If the Committee determines that any stock dividend, recapitalization, split, reorganization, merger, consolidation, combination, repurchase, or other similar corporate transaction or event, affects the Common Stock or the book value of the Company such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants, then the Committee shall adjust any or all of (i) the number and kind of shares of Common Stock which may thereafter be issued in connection with awards, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding awards,
(iii) the aggregate number and kind of shares of Common Stock available, (iv) the number of performance units which may thereafter be granted and the book value of the Company with respect to outstanding performance units, and (v) the exercise price, grant price, or purchase price relating to any award. If deemed appropriate, the Committee may also provide for cash payments relating to outstanding awards, provided, however, in each case that no adjustment shall be made which would cause the plan to violate Section 422(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code") with respect to ISOs (defined below) or would adversely affect the status of a Performance-Based Award (defined below) as "performance based compensation" under Section 162(m) of the Code. The Committee may also adjust performance conditions and other terms of awards in response to unusual or nonrecurring events or to changes in applicable laws, regulations, or accounting principles, except to the extent that such adjustment would adversely affect the status of any outstanding Performance-Based Awards as "performance-based compensation" under Section 162(m) of the Code.

ELIGIBILITY


Persons eligible to participate in the 2000 Incentive Plan include all key employees and consultants of the Company and its subsidiaries, as determined by the Committee. While the specific individuals to whom awards will be made in the future cannot be determined at this time, it is anticipated that currently approximately 37 employees presently are eligible for participation in the 2000 Incentive Plan.


AWARDS

The 2000 Incentive Plan is designed to give the Committee the maximum flexibility in providing incentive compensation to key employees and consultants. The 2000 Incentive Plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, bonus stock, awards in lieu of cash obligations, other stock-based awards and performance units. The 2000 Incentive Plan also permits cash payments either as a separate award or as a supplement to a stock-based award, and for the income and employment taxes imposed on a participant in respect of any award.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

The Committee is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and nonqualified stock options. The Committee can also grant stock appreciation rights ("SARs") entitling the participant to receive the excess of the fair market value of a share of Common Stock on the date of exercise over the grant price of the SAR. The exercise price per share of Common Stock subject to an option and the grant price of an SAR are determined by the Committee, provided that the exercise price of an ISO or SAR may not be less than the fair market value (110% of the fair market value in the case of an ISO granted to a 10% shareholder) of the Common Stock on the date of grant. However, the 2000 Incentive Plan also allows the Committee to grant an option, an SAR or other award allowing the purchase of Common Stock at an exercise price or grant price less than fair market value when it is granted in substitution for some other award or retroactively in tandem with an outstanding award. In those cases, the exercise or grant price may be the fair market value at that date, at the date of the earlier award or at that date reduced by the fair market value of the award required to be surrendered as a condition to the receipt of the substitute award. The terms of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs and relating to exercisability or following termination of employment will be fixed by the Committee. However, no ISO or SAR granted in tandem will have a term exceeding ten years (or shorter period applicable under Section 422 of the Code). Options may be exercised by payment of the exercise price in cash or in Common Stock, outstanding awards or other property (including notes or obligations to make payment on a deferred basis, or through "cashless exercises") having a fair market value equal to the exercise price, as the Committee may determine from time to time. The Committee also determines the methods of exercise and settlement and certain other terms of the SARs.

RESTRICTED STOCK

The 2000 Incentive Plan also authorizes the Committee to grant restricted stock. Restricted stock is an award of shares of Common Stock which may not be disposed of by participants and which may be forfeited in the event of certain terminations of employment or certain other events prior to the end of a restriction period established by the Committee. Such an award entitles the participant to all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Committee.

OTHER STOCK-BASED AWARDS, BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATIONS

In order to enable the Company to respond to business and economic developments and trends in executive compensation practices, the 2000 Incentive Plan authorizes the Committee to grant awards that are denominated or payable in, or valued in whole or in part by reference to the value of, Common Stock. The Committee will determine the terms and conditions of such awards, including consideration to be paid to exercise awards in the nature of purchase rights, the period during which awards will be outstanding and forfeiture conditions and restrictions on awards. In addition, the Committee is authorized to grant shares as a bonus, free of restrictions, or to grant shares or other awards in lieu of Company obligations to pay cash or deliver other property under other plans or compensatory arrangements, subject to such terms as the Committee may specify.

CASH PAYMENTS

The Committee may grant the right to receive cash payments whether as a separate award or as a supplement to any stock-based awards. Also, to encourage participants to retain awards payable in stock by providing a source of cash sufficient to pay the income and employment taxes imposed as a result of a payment pursuant to, or the exercise or vesting of, any award, the 2000 Incentive Plan authorizes the Committee to grant a Tax Bonus in respect of any award.

PERFORMANCE UNITS

The Committee is also authorized to grant performance units. A performance unit is a right to receive a payment in cash equal to the increase in the book value of the Company if specified performance goals during a specified time period are met. The Committee has the discretion to establish the performance goals and the performance periods relating to each performance unit. A performance goal is a goal expressed in terms of growth in book value, earnings per share, return on equity or any other financial or other measurement selected by the Committee, in its discretion, and may relate to the operations of the Company as a whole or any subsidiary, division or department, and the performance periods may be of such length as the Committee may select. Neither the performance goals nor the performance periods need be identical for all performance units awarded at any time or from time to time.

PERFORMANCE-BASED AWARDS

The Committee may (but is not required to) grant awards pursuant to the 2000 Incentive Plan to a participant who, in the year of grant, may be among the Company's Chief Executive Officer and the four other most highly compensated executive officers ("Covered Employees"), which are intended to qualify as a Performance-Based Award. If the Committee grants an award as a Performance-Based Award, the right to receive payment of such award, other than stock options and SARs granted at not less than fair market value on the date of grant, will be conditional upon the achievement of performance goals established by the Committee in writing at the time such Performance-Based Award is granted. Such performance goals may vary from participant to participant and Performance-Based Award to Performance-Based Award. The goals will be based upon (i) the attainment of specific amounts of, or increases in, one or more of the following, any of which may be measured either in absolute terms or as compared to another company or companies: revenues, earnings, cash flow, net worth, book value, stockholder's equity, financial return ratios, market performance or total stockholder return, and/or (ii) the completion of certain business or capital transactions. Before any Performance-Based Award is paid, the Committee will certify in writing that the performance goals applicable to the Performance-Based Award were in fact satisfied.

OTHER TERMS OF AWARDS

The maximum amount which may be granted as Performance-Based Awards to any participant in any calendar year shall not exceed (i) stock-based awards for 500,000 shares of Common Stock (whether payable in cash or stock), subject to adjustment as provided in the 2000 Incentive Plan, (ii) 500,000 performance units, (iii) a Tax Bonus payable with respect to the stock-based awards and performance units and (iv) cash payments (other than Tax Bonuses) of $1,000,000. The Committee has the discretion to grant an award that is not a Performance-Based Award to a participant who may be a Covered Employee.

In the discretion of the Committee, awards may be settled in cash, Common Stock, other awards or other property. The Committee may require or permit participants to defer the distribution of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment of reasonable interest on any amounts deferred under the 2000 Incentive Plan. Awards granted under the 2000 Incentive Plan may not be pledged or otherwise encumbered. Generally, unless the Committee determines otherwise, awards are not transferable except by will or by the laws of descent and distribution, or (except in the case of an ISO) otherwise if permitted under Rule 16b-3 of the Exchange

Act and by the Committee. The 2000 Incentive Plan grants the Committee broad discretion in the operation and administration of the 2000 Incentive Plan. This discretion includes the authority to make adjustments in the terms and conditions of, and the criteria included in performance conditions related to, any awards in recognition of unusual or nonrecurring events affecting the Company or in response to changes inapplicable laws, regulations or accounting principles. However, no such adjustment may adversely affect the status of any outstanding award as a Performance-Based Award. The Committee can waive any condition applicable to any award, and may adjust any performance condition specified in connection with any award, if such adjustment is necessary, to take account of a change in the Company's strategy, performance of comparable companies or other circumstances. However no adjustment may adversely affect the status of any outstanding award as a Performance-Based Award. Awards under the 2000 Incentive Plan generally will be granted for no consideration other than services. The Committee may, however, grant awards alone, in addition to, in tandem with, or in substitution for, any other award under the 2000 Incentive Plan, other awards under other Company plans, or other rights to payment from the Company. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times. If an award is granted in substitution for another award, the participant must surrender such other award in consideration for the grant of the new award.

CHANGE OF CONTROL

In the event of a change of control of the Company, all awards granted under the 2000 Incentive Plan (including Performance-Based Awards) that are outstanding and not yet vested or exercisable or which are subject to restrictions, will become immediately 100% vested in each participant or will be free of any restrictions, and will be exercisable for the remaining duration of the award. All awards that are exercisable as of the effective date of the change of control will remain exercisable for the remaining duration of the award. Under the 2000 Incentive Plan, a change of control occurs upon any of the following events: (i) the acquisition, in one or more transactions, of beneficial ownership by any person or group, (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a subsidiary), of any securities of the Company such that, as a result of such acquisition, such person or group, either (A) beneficially owns, directly or indirectly, more than 50% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board or (B) otherwise has the ability to elect, directly or indirectly, a majority of the members of the Board; (ii) a change in the composition of the Board such that a majority of the members of the Board are not Continuing Directors (as defined in the 2000 Incentive Plan); or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company, in one or more transactions, of all or substantially all the Company's assets. The foregoing events will not be deemed to be a change of control if the transactions causing such change are approved in advance by the affirmative vote of at least a majority of the Continuing directors.

AMENDMENT AND TERMINATION

The 2000 Incentive Plan is of indefinite duration; continuing until all shares and performance units reserved therefore have been issued or until terminated by the Board. The Board may amend, alter, suspend, discontinue, or terminate the 2000 Incentive Plan or the Committee's authority to grant awards thereunder without further stockholder approval or the consent of the participants, except stockholder approval must be obtained within one year after the effectiveness of such action if required by law or regulation or under the rules of the securities exchange on which the Common Stock is then quoted or listed or as otherwise required by Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, unless approved by the stockholders, no amendment will: (i) change the class of persons eligible to receive awards; (ii) materially increase the benefits accruing to participants under the 2000 Incentive Plan; or (iii) increase the number of shares of Common Stock subject to the 2000 Incentive Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND THE PARTICIPANT

The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to awards under the 2000 Incentive Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences. A participant will not realize any income upon the award of an option (including any other stock-based award in the nature of a purchase right), an SAR or a performance unit, nor will the Company be entitled to any tax deduction. When a participant who has been granted an option which is not designated as an ISO exercises that option and receives Common Stock which is either "transferable" or not subject to a "substantial risk of forfeiture" under Section 83(c) of the Code, the participant will realize compensation income subject, in the case of an employee, to withholding taxes. The amount of that compensation income will equal the excess of the fair market value of the Common Stock (without regard to any restrictions) on the date of exercise of the option over its exercise price, and the Company will generally be entitled to a tax deduction in the same amount and at the same time as the compensation income is realized by the participant. The participant's tax basis for the Common Stock so acquired will equal the sum of the compensation income realized and the exercise price. Upon any subsequent sale or exchange of the Common Stock, the gain or loss will generally be taxed as a capital gain or loss and will be a long-term capital gain or loss if the Common Stock has been held for more than one year after the date of exercise.

If a participant exercises an option which is designated as an ISO and the participant has been an employee of the Company or its subsidiaries throughout the period from the date of grant of the ISO until three months prior to its exercise, the participant will not realize any income upon the exercise of the ISO (although alternative minimum tax liability may result), and the Company will not be entitled to any tax deduction. If the participant sells or exchanges any of the shares acquired upon the exercise of the ISO more than one year after the transfer of the shares to the participant and more than two years after the date of grant of the ISO, any gain or loss (based upon the difference between the amount realized and the exercise price of the ISO) will be treated as long-term capital gain or loss to the participant. If such sale, exchange or other disposition takes place within two years of the grant of the ISO or within one year of the transfer of shares to the participant, the sale, exchange or other disposition will generally constitute a "disqualifying disposition" of such shares. In such event, to the extent that the gain realized on the disqualifying disposition does not exceed the difference between the fair market value of the shares at the time of exercise of the ISO over the exercise price, such amount will be treated as compensation income in the year of the disqualifying disposition, and the Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant. The balance of the gain, if any, will be treated as capital gain and will not result in any deduction by the Company.

With respect to other awards (including an SAR or a performance unit) granted under the 2000 Incentive Plan that may be settled either in cash or in Common Stock or other property that is either transferable or not subject to a substantial risk of forfeiture under Section 83(c) of the Code, the participant will realize compensation income (subject, in the case of employees) to withholding taxes) equal to the amount of cash or the fair market value of the Common Stock or other property received. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant.

With respect to awards involving Common Stock or other property that is both nontransferable and subject to a substantial risk of forfeiture, unless an election is made under Section 83(b) of the Code, as described below, the participant will realize compensation income equal to the fair market value of the Common Stock or other property received at the first time the Common Stock or other property is either transferable or not subject to a substantial risk of forfeiture. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant. Even though Common Stock or other property may be nontransferable and subject to a substantial risk of forfeiture, a participant may elect (within 30 days of receipt of the Common Stock or other property) to include in gross income the fair market value (determined without regard to such restrictions) of such Common Stock or other property at the time received. In that event, the participant will not realize any income at the time the Common Stock or other property either becomes transferable or is not subject to a substantial risk of forfeiture, but if the participant subsequently forfeits such Common Stock or other property, the participant's loss would be limited only to the amount actually paid for the Common Stock or other property. While such Common Stock or other property remains nontransferable and subject to a substantial risk of forfeiture, any dividends or other income will be taxable as additional compensation income. Finally, special rules may apply with respect to participants subject to Section 16(b) of the Exchange Act.

The Committee may condition the payment, exercise or vesting of any award on the payment of the withholding taxes and may provide that a portion of the Common Stock or other property to be distributed will be withheld (or previously acquired stock or other property surrendered by the participant) to satisfy such withholding and other tax obligations. Finally, amounts paid pursuant to an award which vests or becomes exercisable, or with respect to which restrictions lapse, upon a Change in Control may constitute a "parachute payment" under
Section 280G of the Code. To the extent any such payment constitutes an "excess parachute payment," the Company would not be entitled to deduct such payment and the participant would be subject to a 20 percent excise tax (in addition to regular income tax).

SECTION 162(M) PROVISIONS

The 2000 Incentive Plan was designed to permit the deduction by the Company of the compensation realized by certain officers in respect of long-term incentive compensation granted under the 2000 Incentive Plan which is intended by the Committee to qualify as "performance-based compensation" under Section 162(m) of the Code. Section 162(m) of the Code generally disallows a deduction to the Company for compensation paid in any year in excess of $1 million to any Covered Employee. Certain compensation, including compensation that meets the specified requirements for "performance-based compensation," is not subject to this deduction limit. Among the requirements for compensation to qualify as "performance-based compensation" is that the material terms pursuant to which the compensation is to be paid be disclosed to, and approved by, the stockholders of the Company in a separate vote prior to the payment. Accordingly, because the 2000 Incentive Plan has been approved by the Stockholders, the compensation payable pursuant to awards granted to officers who in the year of grant may be Covered Employees and which are intended by the Committee to qualify as "performance-based compensation" should not be subject to the deduction limit of Section 162(m) of the Code, provided the Plan continues to be administered by a Committee consisting solely of two or more "outside directors" and the other requirements of Section 162(m) of the Code are satisfied. Nonqualified stock options granted with an option price less than the fair market value at the time of grant will not qualify as performance-based compensation. Not withstanding the foregoing, the Committee may, in the exercise of its discretion, issue stock option grants that would be subject to the deductibility limit where it deems such issuance to be in the best interests of the Company and it's stockholders.

NEW PLAN BENEFITS

Because awards under the 2000 Incentive Plan are discretionary, the Company cannot currently determine the number of options that may be granted under the 2000 Incentive Plan, as amended. Options to purchase 2,049,000 shares of Common Stock were awarded under the 2000 Incentive Plan in 2005. Our named executive officers received option and restricted stock grants under the 2000 Incentive Plan as set forth in this proxy statement under the captions "Summary Compensation Table" and "Option Grants in 2005." In addition, of the persons eligible to receive grants under the Equity Plan, the following persons received option and restricted stock grants under the 2000 Incentive Plan in 2005 as follows: (i) All current executive officers as a group (2): 425,000 and (ii) All employees who are not executive officers: 1,374,000, and (iii) to advisory board members and other consultants: 250,000.

BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 2000 EQUITY INCENTIVE PLAN.

                                   PROPOSAL 4

             AMENDMENT TO THE COMPANY'S 2002 NON-EMPLOYEE DIRECTORS'
              PLAN INCREASINGTHE NUMBER OF SHARES OF COMMON STOCK,
             RESERVED FOR ISSUANCE THEREUNDER, TO 2,000,000 SHARES.

At the Annual Meeting, the Stockholders will be asked to approve an amendment to the Company's 2002 Non-Employee Directors' Plan (the "2002 Directors' Plan") to increase the number of shares of the Company's Common Stock reserved for issuance under the 2002 Director's Plan to a total of 2,000,000 shares of Common Stock.

The Board believes that stock options are an important incentive for attracting and retaining on the Company's Board the service of individuals of stature who are not otherwise employed by the Company or any subsidiary.

Although the Company cannot currently determine the number of options that may be granted in the future to non-employee directors, each of Messrs. Mendez, Rosenblum, Butters and Martin has an interest in the approval of the amendment to the 2002 Directors' Plan in so far as they are eligible recipients of options under the plan.

SUMMARY OF THE TERMS OF THE 2002 DIRECTORS' PLAN

The summary of the 2002 Directors' Plan below is qualified in its entirety by the 2002 Directors' Plan attached hereto as Appendix C.

         The 2002 Directors' Plan is administered by the Board of Directors or, if so determined by the Board, by a committee consisting solely of two or more non-employee directors of the Company. The body administrating the 2002 Directors' Plan is referred to herein as the "Administrative Body." The Administrative Body is authorized to construe, interpret and implement the provisions of the 2002 Directors' Plan, to select the non-employee directors to whom awards will be granted, to determine the amount, terms and conditions of such awards and to make all other determinations deemed necessary or advisable for the administration of the 2002 Directors' Plan. The shares available for grant under the 2002 Directors' Plan may be authorized and unissued shares or treasury shares. If any shares of Common Stock subject to an award are forfeited or the award otherwise terminates for any reason whatsoever without an actual distribution of shares, the shares subject to such award will again be available for awards. Only directors not employed by the Company or any of its subsidiaries are eligible to participate in the 2002 Directors' Plan.

Under the 2002 Directors' Plan, the Administrative Body may issue only non-qualified options. Each option granted under the 2002 Directors' Plan will, unless earlier terminated as provided in the 2002 Directors' Plan, expire six years from the date of grant. If a non-employee director ceases to serve as a director of the Company, options issued to such a director under the 2002 Directors' Plan will (i) in the case of removal for cause, terminate immediately; (ii) in the case of death or disability, terminate one year after the date on which such director ceased to serve; and (iii) in all other the cases (including failure to be renominated or reelected), terminate three months after such director ceased to serve. The exercise price of the option will be the fair market value of the Common Stock on the date of the grant of the option. The number of options and prices at which they are exercisable are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends.

The 2002 Directors' Plan continues in effect through December 31, 2012. The Board may amend, alter, suspend, discontinue, or terminate the 2002 Directors' Plan. Notwithstanding the foregoing, any such amendment, alteration, suspension, discontinuation or termination shall be subject to the approval of the Company's stockholders if such approval is required by any applicable law or regulation or any applicable stock exchange rule. Additionally, without the consent of the an affected non-employee director, no amendment, alteration, suspension, discontinuation or termination of the 2002 Directors Plan may materially, adversely affect the rights of such non-employee director under any option theretofore granted.

FEDERAL TAX CONSEQUENCES

Set forth below is a description of the federal income tax consequences under the Code, of the grant and exercise of the benefits awarded under the 2002 Directors' Plan. This description does not purport to be a complete description of the federal income tax aspects of the 2002 Directors' Plan. The summary does not include any discussion of state, local or foreign income tax consequences or the effect of gift, estate or inheritance taxes, any of which may be significant to a particular director eligible to receive options.

A director to whom an option is granted under the 2002 Directors' Plan will not recognize any taxable income upon the grant of an option. Upon the exercise of such option, an optionee will generally recognize ordinary compensation income equal to the difference between the exercise price of the option and the fair market value of the Common Stock acquired on the date of exercise. The tax basis of such Common Stock to the optionee will equal the amount includable in the optionee's income as compensation, and the optionee's holding period for such Common Stock will commence on the day on which the optionee recognizes the compensation income in respect of such Common Stock. Any additional gain or any loss recognized on the subsequent disposition of the shares of Common Stock will be a capital gain or loss and will be a long-term gain or loss if the shares are held for more than one year. Generally, the Company will be entitled to a tax deduction upon the exercise of an option under the 2002 Directors' Plan at the same time and in the same amount as the ordinary income recognized by the optionee.

NEW PLAN BENEFITS

Because awards under the 2002 Directors' Plan are discretionary, the Company cannot currently determine the number of options that may be granted under the 2002 Directors' Plan. Only non-employee directors are eligible to receive options under the 2002 Directors' Plan.

BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 2002 DIRECTORS' PLAN.

                                 PROPOSAL NO. 5

              RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTING FIRM

The Audit Committee has selected Marcum & Kliegman, LLP ("Marcum") as the Company's independent public accounting firm for the year ending December 31, 2006. The Board has directed that such appointment be submitted for ratification by the shareholders at the Annual Meeting.

It is not anticipated that a member of Marcum will be present at the Annual Meeting.

If you do not ratify the Audit Committee's selection of the independent public accounting firm, the Audit Committee will reconsider the appointment. However, even if you ratify the selection, the Audit Committee may still appoint a new independent public accounting firm at any time during the year if it believes that such a change would be in the best interests of Company and its stockholders.

FEES

The following table presents fees for professional audit services rendered by Marcum for the audit of the Company's annual financial statements for 2005 and 2004 and fees billed for other services rendered by Marcum during 2005 and 2004.

          Type of Service/Fee       Fiscal 2005        Fiscal 2004

          Audit Fees (1)            $100,542             $92,200
          Audit Related Fees (2)          $0                  $0
          Tax Fees (3)                    $0                  $0
          All Other Fees (4)              $0                  $0

(1) Consists of fees for professional services rendered for the audit of our consolidated financial statements included in the annual report and the review of the interim financial statements included in the quarterly reports, and for the services that are normally provided in connection with regulatory filings or engagements.

(2) Includes fees associated with assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. This category includes fees related to consultation regarding generally accepted accounting principles.

(3) Consists of fees for tax compliance, tax advice and tax planning.

(4) Consists of fees for products and services not included in the above categories.

The Audit Committee reviewed the non-audit services rendered for fiscal 2005 and fiscal 2004 as set forth in the above table and concluded that such services were compatible with maintaining the accountants' independence. The Audit Committee's policy is to pre-approve all audit services and all non-audit services that Company's independent auditor is permitted to perform for Company under applicable federal securities regulations. As permitted by the applicable regulations, the Audit

Committee's policy utilizes a combination of specific pre-approval on a case-by-case basis of individual engagements of the independent auditor and general pre-approval of certain categories of engagements up to predetermined dollar thresholds that are reviewed annually by the Audit Committee. Specific pre-approval is mandatory for the annual financial statement audit engagement, among others.

                              BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE INDEPENDENT PUBLIC ACCOUNTING FIRM.

                                  OTHER MATTERS

At the Annual Meeting, management does not intend to present any matters other than matters referred to herein, and as of this date management does not know of any matter that will be presented by other persons named in the attached proxy to vote thereon in accordance with their best judgment on such matters.

                              STOCKHOLDER PROPOSALS


Under the rules of the SEC, proposals of stockholders intended to be presented at the 2007 annual meeting of Stockholders must be made in accordance with the by-laws of the Company and received by the Company, at its principal executive offices, for inclusion in the Company's proxy statement for that meeting, no later than February 21, 2007. The Board of Directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in its 2007 proxy statement.


                          ANNUAL AND QUARTERLY REPORTS

Enclosed is the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, including audited financial statements, and the Company's quarterly report on Form 10-QSB for the three months ended March 31, 2006. Such annual report on Form 10-KSB and quarterly report on Form 10-QSB do not form any part of the material for the solicitation of proxies.

                             SOLICITATION OF PROXIES

The Company will pay the cost of the solicitation of proxies. Solicitation of proxies may be made in person or by mail, telephone, or telecopy by directors, officers, and employees of the Company. The Company may also engage the services of others to solicit proxies in person or by telephone or telecopy.

In addition, the Company may also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such persons for the costs related to such services.

It is important that your shares be represented at the Annual Meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy and return it in the enclosed stamped and addressed envelope as promptly as possible.


                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         FRANK GALUPPO
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER


June 21, 2006

                              AMEDIA NETWORKS, INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
               THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS


                                  July 19, 2006

The undersigned hereby constitutes and appoints each of FRANK GALUPPO and JAMES
D. GARDNER with full power of substitution, attorney and proxy to represent and to vote all the shares of common stock, par value $.001 per share, of AMEDIA NETWORKS, INC. (the "Company") that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of the Company, to be held on July 19, 2006, and at any adjournment thereof, on the matters set forth on the reverse side and such other matters as may properly come before the meeting.


1. ELECTION OF DIRECTORS. Nominees: FRANK GALUPPO, JUAN MENDEZ, RICHARD ROSENBLUM, GERALD BUTTERS AND BOB MARTIN.

(Mark only one of the following boxes.)

|_| VOTE FOR all nominees listed above, except vote withheld as to the following nominees (if any): _________________

|_| VOTE WITHHELD from all nominees.

2. PROPOSAL TO APPROVE THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE TO 100,000,000 SHARES.

|_| FOR |_| AGAINST |_| ABSTAIN

3. PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S 2000 EQUITY INCENTIVE PLAN TO INCREASE THE SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER FROM 6,500,000 TO 10,000,000 SHARES.

|_| FOR |_| AGAINST |_| ABSTAIN

4. PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S 2002 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN TO INCREASE THE SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER FROM 1,000,000 TO 2,000,000 SHARES.

|_| FOR |_| AGAINST |_| ABSTAIN

5. PROPOSAL TO RATIFY THE APPOINTMENT OF MARCUM & KLIEGMAN, PC AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

|_| FOR |_| AGAINST |_| ABSTAIN

In their discretion, upon any other business that may properly come before the meeting or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted
(i) FOR the election as directors of the nominees of the Board of Directors,
(ii) FOR the proposal to amend the Certificate of Incorporation to increase then number of shares of Common Stock authorized for issuance; (iii) FOR the proposal to increase the number of shares of Common Stock reserved for issuance under the 2000 Incentive Plan; (iv) FOR the proposal to increase the number of shares of Common Stock reserved for issuance under the 2002 Directors Plan; (v) FOR the ratification the appointment of Marcum as the independent public accounting firm of the Company for the year ending December 31, 2006; and (vi) in the discretion of the Proxies named in the proxy card on any other proposals to properly come before the Annual Meeting or any adjournment thereof.


The undersigned acknowledges receipt of the accompanying Proxy Statement dated June 21, 2006.


Dated: __________________, 2006

                           SIGNATURE OF SHAREHOLDER(S)

                           (When signing as attorney,
                               trustee, executor,
                            administrator, guardian,
                         corporate officer, etc., please
                          give full title. If more than
                          one trustee, all should sign.
                             Joint owners must each
                                     sign.)

                         Please date and sign exactly as
                               name appears above.

                         I plan |_| I do not plan |_| to
                           attend the Annual Meeting.

                                   APPENDIX A

        PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                              AMEDIA NETWORKS, INC.

The undersigned, Frank Galuppo, President and Chief Executive Officer of Amedia Networks, Inc., a Delaware corporation (the "Corporation"), does hereby certify to the following:

1. The name of the Corporation is Amedia Networks, Inc.

2. The Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on July 14, 1994.

3. The first paragraph of Paragraph 4 of the Certificate of Incorporation is hereby amended to read in its entirety as follows:

"The aggregate number of shares of stock which the corporation shall have the authority to issue is 105,000,000, 100,000,000 of which are shares of Common Stock, each with a par value of $0.001, each entitled to one vote per share, and 5,000,000 of which are Preferred Stock, with a par value of $0.001."

4. This amendment was adopted in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of this ____ day of ___________ 2006.

                                    /S/ FRANK GALLUPO
                                    -----------------
                                    Name: Frank Gallupo
                                    Title: President and Chief Executive Officer

                                   APPENDIX B

                              AMEDIA NETWORKS, INC.

                           2000 EQUITY INCENTIVE PLAN

Section 1. Purpose of the Plan

The purpose of the Amedia Networks, Inc. Equity Incentive Plan (the "Plan") is to further the interests of Amedia Networks, Inc. (the "Company") and its shareholders by providing long-term performance incentives to those key employees and consultants of the Company and its Subsidiaries who are largely responsible for the management, growth and protection of the business of the Company and its Subsidiaries.

Section 2. Definitions

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) "Award" means any Option, Performance Unit, SAR (including a Limited SAR), Restricted Stock, Stock granted as a bonus or in lieu of other awards, other Stock-Based Award, Tax Bonus or other cash payments granted to a Participant under the Plan.

(b) "Award Agreement" shall mean the written agreement, instrument or document evidencing an Award.

(c) "Change of Control" means and includes each of the following: (i) the acquisition, in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) by any person or entity or any group of persons or entities who constitute a group (within the meaning of Section 13(d)(3) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, of any securities of the Company such that, as a result of such acquisition, such person, entity or group either (A) beneficially owns (within the meaning of Rule l3d-3 under the Exchange Act), directly or indirectly, more than 50% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board of Directors of the Company or (B) otherwise has the ability to elect, directly or indirectly, a majority of the members of the Board; (ii) a change in the composition of the Board of Directors of the Company such that a majority of the members of the Board of Directors of the Company are not Continuing Directors; or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one or more transactions) all or substantially all of the Company's assets.

Notwithstanding the foregoing, the preceding events shall not be deemed to be a Change of Control if, prior to any transaction or transactions causing such change, a majority of the Continuing Directors shall have voted not to treat such transaction or transactions as resulting in a Change of Control.

(d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(e) A "Continuing Director" means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of such Board on the effective date of the Plan or (ii) was nominated for election or elected to such Board with the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

(f) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

(g) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee in good faith and in accordance with applicable law. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall mean the mean of the high and low sales prices of Stock on the relevant date as reported on the stock exchange or market on which the Stock is primarily traded, or if no sale is made on such date, then the Fair Market Value is the weighted average of the mean of the high and low sales prices of the Stock on the next preceding day and the next succeeding day on which such sales were made, as reported on the stock exchange or market on which the Stock is primarily traded.

(h) "ISO" means any Option designated as an incentive stock option within the meaning of Section 422 of the Code.

(i) "Limited SAR" means an SAR exercisable only for cash upon a Change of Control or other event, as specified by the Committee.

(j) "Option" means a right granted to a Participant pursuant to Section 6(b) to purchase Stock at a specified price during specified time periods. An Option may be either an ISO or a nonstatutory Option (an Option not designated as an ISO).

(k) "Performance Unit" means a right granted to a Participant pursuant to
Section 6(c) to receive a payment in cash equal to the increase in the book value of the Company during specified time periods if specified performance goals are met.

(l) "Restricted Stock" means Stock awarded to a Participant pursuant to Section 6(d) that may be subject to certain restrictions and to a risk of forfeiture.

(m) "Stock-Based Award" means a right that may be denominated or payable in, or valued in whole or in part by reference to the market value of, Stock, including, but not limited to, any Option, SAR (including a Limited SAR), Restricted Stock, Stock granted as a bonus or Awards in lieu of cash obligations.

(n) "SAR" or "Stock Appreciation Right" means the right granted to a Participant pursuant to Section 6(e) to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right, with payment to be made in cash, Stock or as specified in the Award, as determined by the Committee.

(o) "Subsidiary" shall mean any corporation, partnership, joint venture or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

(p) "Tax Bonus" means a payment in cash in the year in which an amount is included in the gross income of a Participant in respect of an Award of an amount equal to the federal, foreign, if any, and applicable state and local income and employment tax liabilities payable by the Participant as a result of (i) the amount included in gross income in respect of the Award and (ii) the payment of the amount in clause (i) and the amount in this clause (ii). For purposes of determining the amount to be paid to the Participant pursuant to the preceding sentence, the Participant shall be deemed to pay federal, foreign, if any, and state and local income taxes at the highest marginal rate of tax imposed upon ordinary income for the year in which an amount in respect of the Award is included in gross income, after giving effect to any deductions therefrom or credits available with respect to the payment of any such taxes.

Section 3. Administration of the Plan

The Plan shall be administered by shall be administered by the Board of Directors of the Company or, at the discretion of the Board, by a committee composed of at least two members of the Board. Any such committee designated by the Board, and the Board itself acting in its capacity as administrator of the Equity Incentive Plan, is referred to herein as the "Committee." After any such designation, no member of the Committee while serving as such shall be eligible for participation in the Plan. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, employees, Participants, persons claiming rights from or through Participants and stockholders of the Company.

Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion (a) to select the key employees and consultants who will receive Awards pursuant to the Plan ("Participants"), (b) to determine the type or types of Awards to be granted to each Participant, (c) to determine the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to transferability or forfeiture, exercisability or settlement of an Award and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award; (d) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards or other property, or an Award may be canceled, forfeited, or surrendered; (e) to determine whether, and to certify that, performance goals to which the settlement of an Award is subject are satisfied; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (g) to make all other determinations as it may deem necessary or advisable for the administration of the Plan. The Committee may delegate to officers or managers of the Company or any Subsidiary or to unaffiliated service providers the authority, subject to such terms as the Committee shall determine, to perform administrative functions and to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3, Section 162(m) of the Code and applicable law.

Section 4. Participation in the Plan

Participants in the Plan shall be selected by the Committee from among the key employees and consultants of the Company and its Subsidiaries, provided, however, that only key employees shall be eligible to receive ISOs under the Plan.

Section 5. Plan Limitations; Shares Subject to the Plan

(a) Subject to the provisions of Section 8(a) hereof, the aggregate number of shares of common stock, par value $0.001 per share, of the Company (the "Stock") available for issuance as Awards under the Plan shall not exceed 10,000,000 shares.

(b) Subject to the provisions of Section 8(a) hereof, the aggregate number of Performance Units which may be awarded under the Plan shall not exceed 350,000. If any Performance Units awarded under the Plan shall be forfeited or canceled, such Performance Units shall thereafter be available for award under the Plan.

No Award may be granted if the number of shares to which such Award relates, when added to the number of shares previously issued under the Plan and the number of shares which may then be acquired pursuant to other outstanding, unexercised Awards, exceeds the number of shares available for issuance pursuant to the Plan. If any shares subject to an Award are forfeited or such Award is settled in cash or otherwise terminates for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, or termination, again be available for Awards under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award.

Section 6. Awards

(a) General. Awards may be granted on the terms and conditions set forth in this
Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(a)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant; provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed. All Awards shall be evidenced by an Award Agreement.

(b) Options. The Committee may grant Options to Participants on the following terms and conditions:

(i) Exercise Price. The exercise price of each Option shall be determined by the Committee at the time the Option is granted, but (except as provided in Section 7(a)) the exercise price of any ISO shall not be less than the Fair Market Value (110% of the Fair Market Value in the case of a 10% shareholder, within the meaning of Section 422(c)(5) of the Code) of the shares covered thereby at the time the Option is granted.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, whether the exercise price shall be paid in cash or by the surrender at Fair Market Value of Stock, or by any combination of cash and shares of Stock, including, without limitation, cash, Stock, other Awards, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options. The terms of any Option granted under the Plan as an ISO shall comply in all respects with the provisions of Section 422 of the Code, including, but not limited to, the requirement that no ISO shall be granted more than ten years after the effective date of the Plan.

(c) Performance Units. The Committee is authorized to grant Performance Units to Participants on the following terms and conditions:

(i) Performance Criteria and Period. At the time it makes an award of Performance Units, the Committee shall establish both the performance goal or goals and the performance period or periods applicable to the Performance Units so awarded. A performance goal shall be a goal, expressed in terms of growth in book value, earnings per share, return on equity or any other financial or other measurement deemed appropriate by the Committee, or may relate to the results of operations or other measurable progress of either the Company as a whole or the Participant's Subsidiary, division or department. The performance period will be the period of time over which one or more of the performance goals must be achieved, which may be of such length as the Committee, in its discretion, shall select. Neither the performance goals nor the performance periods need be identical for all Performance Units awarded at any time or from time to time. The Committee shall have the authority, in its discretion, to accelerate the time at which any performance period will expire or waive or modify the performance goals of any Participant or Participants. The Committee may also make such adjustments, to the extent it deems appropriate, to the performance goals for any Performance Units awarded to compensate for, or to reflect, any material changes which may have occurred in accounting practices, tax laws, other laws or regulations, the financial structure of the Company, acquisitions or dispositions of business or Subsidiaries or any unusual circumstances outside of management's control which, in the sole judgment of the Committee, alters or affects the computation of such performance goals or the performance of the Company or any relevant Subsidiary, division or department.

(ii) Value of Performance Units. The value of each Performance Unit at any time shall equal the book value per share of the Company's Stock, as such value appears on the consolidated balance sheet of the Company as of the end of the fiscal quarter immediately preceding the date of valuation.

(d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i) Restricted Period. Restricted Stock awarded to a Participant shall be subject to such restrictions on transferability and other restrictions for such periods as shall be established by the Committee, in its discretion, at the time of such Award, which restrictions may lapse separately or in combination at such times, under such circumstances, or otherwise, as the Committee may determine.

(ii) Forfeiture. Restricted Stock shall be forfeitable to the Company upon termination of employment during the applicable restricted periods. The Committee, in its discretion, whether in an Award Agreement or anytime after an Award is made, may accelerate the time at which restrictions or forfeiture conditions will lapse or remove any such restrictions, including upon death, disability or retirement, whenever the Committee determines that such action is in the best interests of the Company.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

(iv) Rights as a Shareholder. Subject to the terms and conditions of the Award Agreement, the Participant shall have all the rights of a stockholder with respect to shares of Restricted Stock awarded to him or her, including, without limitation, the right to vote such shares and the right to receive all dividends or other distributions made with respect to such shares. If any such dividends or distributions are paid in Stock, the Stock shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which the Stock has been distributed.

(e) Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which grant price (except as provided in Section 7(a)) shall not be less than the Fair Market Value of one share of Stock on the date of grant.

(ii) Other Terms. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs may be granted on such terms, not inconsistent with this Section 6(e), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

(f) Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company or Subsidiary obligations to pay cash or deliver other property under other plans or compensatory arrangements; provided that, in the case of Participants subject to Section 16 of the Exchange Act, such cash amounts are determined under such other plans in a manner that complies with applicable requirements of Rule 16b-3 so that the acquisition of Stock or Awards hereunder shall be exempt from Section 16(b) liability. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Stock-Based Awards in addition to those provided in Sections 6(b) and (d) through (e) hereof, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(g) shall be purchased for such consideration and paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine.

(h) Cash Payments. The Committee is authorized, subject to limitations under applicable law, to grant to Participants Tax Bonuses and other cash payments, whether awarded separately or as a supplement to any Stock-Based Award. The Committee shall determine the terms and conditions of such Awards.

Section 7. Additional Provisions Applicable to Awards

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary, or any business entity acquired by the Company or any Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to, or in tandem with other Awards or awards may be granted either as of the same time as, or a different time from, the grant of such other Awards or awards. The per share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Stock:

(i) granted in substitution for an outstanding Award or award, shall be not less than the lesser of (A) the Fair Market Value of a share of Stock at the date such substitute Award is granted or (B) such Fair Market Value at that date, reduced to reflect the Fair Market Value at that date of the Award or award required to be surrendered by the Participant as a condition to receipt of the substitute Award; or

(ii) retroactively granted in tandem with an outstanding Award or award, shall not be less than the lesser of the Fair Market Value of a share of Stock at the date of grant of the later Award or at the date of grant of the earlier Award or award.

(b) Exchange and Buy Out Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, other Awards (subject to Section 7(a)), or other property based on such terms and conditions as the Committee shall determine and communicate to a Participant at the time that such offer is made.

(c) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee.

(d) Term of Awards. The term of each Award shall, except as provided herein, be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO, or any SAR granted in tandem therewith, exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

(e) Form of Payment. Subject to the terms of the Plan and any applicable Award Agreement, payments or transfers to be made by the Company or a Subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards, or other property (and may be made in a single payment or transfer, in installments, or on a deferred basis), in each case determined in accordance with rules adopted by, and at the discretion of, the Committee. (Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installments or deferred payments.) The Committee, in its discretion, may accelerate any payment or transfer upon a change in control as defined by the Committee. The Committee may also authorize payment upon the exercise of an Option by net issuance or other cashless exercise methods.

(f) Loan Provisions. With the consent of the Committee, and subject at all times to laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

(g) Awards to Comply with Section 162(m). The Committee may (but is not required to) grant an Award pursuant to the Plan to a Participant who, in the year of grant, may be a "covered employee," within the meaning of Section 162(m) of the Code, which is intended to qualify as "performance-based compensation" under
Section 162(m) of the Code (a "Performance-Based Award"). The right to receive a Performance-Based Award, other than Options and SARs granted at not less than Fair Market Value, shall be conditional upon the achievement of performance goals established by the Committee in writing at the time such Performance-Based Award is granted. Such performance goals, which may vary from Participant to Participant and Performance-Based Award to Performance-Based Award, shall be based upon the attainment by the Company or any Subsidiary, division or department of specific amounts of, or increases in, one or more of the following, any of which may be measured either in absolute terms or as compared to another company or companies: revenues, earnings, cash flow, net worth, book value, stockholders' equity, financial return ratios, market performance or total stockholder return, and/or the completion of certain business or capital transactions. Before any compensation pursuant to a Performance-Based Award is paid, the Committee shall certify in writing that the performance goals applicable to the Performance-Based Award were in fact satisfied.

The maximum amount which may be granted as Performance-Based Awards to any Participant in any calendar year shall not exceed (i) Stock-Based Awards for 100,000 shares of Stock (whether payable in cash or stock), subject to adjustment as provided in Section 8(a) hereof, (ii) 100,000 Performance Units,
(iii) a Tax Bonus payable with respect to the Stock-Based Awards described in clause (i) and Performance Units described in clause (ii), and (iv) cash payments (other than Tax Bonuses) of $1,000,000.

(h) Change of Control. In the event of a Change of Control of the Company, all Awards granted under the Plan (including Performance-Based Awards) that are still outstanding and not yet vested or exercisable or which are subject to restrictions shall become immediately 100% vested in each Participant or shall be free of any restrictions, as of the first date that the definition of Change of Control has been fulfilled, and shall be exercisable for the remaining duration of the Award. All Awards that are exercisable as of the effective date of the Change of Control will remain exercisable for the remaining duration of the Award.

Section 8. Adjustments upon Changes in Capitalization; Acceleration in Certain Events

(a) In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or Reverse Stock Split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Stock or the book value of the Company such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock issuable in respect of outstanding Awards, (iii) the aggregate number and kind of shares of Stock available under the Plan, (iv) the number of Performance Units which may thereafter be granted and the book value of the Company with respect to outstanding Performance Units, and (v) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that no adjustment shall be made which would cause the Plan to violate Section 422(b)(1) of the Code with respect to ISOs or would adversely affect the status of a Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

(b) In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding paragraph) affecting the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, no adjustment shall be made in any outstanding Performance-Based Awards to the extent that such adjustment would adversely affect the status of that Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

Section 9. General Provisions

(a) Changes to the Plan and Awards. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of the Company's stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the stockholders for approval; provided, however, that without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted and any Award Agreement relating thereto. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award.

The foregoing notwithstanding, any performance condition specified in connection with an Award shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion at any time in view of the Committee's assessment of the Company's strategy, performance of comparable companies, and other circumstances, except to the extent that any such adjustment to a performance condition would adversely affect the status of a Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

Notwithstanding the foregoing, if the Plan is ratified by the stockholders of the Company at the Company's 2000 Annual Meeting of Stockholders, then unless approved by the stockholders of the Company, no amendment will: (i) change the class of persons eligible to receive Awards; (ii) materially increase the benefits accruing to Participants under the Plan, or (iii) increase the number of shares of Stock or the number of Performance Units subject to the Plan.

(b) No Right to Award or Employment. No employee or other person shall have any claim or right to receive an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Subsidiary.

(c) Taxes. The Company or any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock or any payroll or other payment to a Participant amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

(d) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participants to, any party, other than the Company or any Subsidiary, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an ISO) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

(e) No Rights to Awards; No Stockholder Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

(f) Discretion. In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the affect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any employee, the Company, any Subsidiary, any stockholder or any other person.

(g) Effective Date. The effective date of the Plan is May 30, 2000.

(h) Shareholder Approval. Unless and until the Plan is approved by the stockholders of the Company at the Company's 2000 Annual Meeting of Stockholders, no Stock-Based Award may be granted to any officer of the Company.

                                   APPENDIX C

                              AMEDIA NETWORKS, INC.

                  2002 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

1. Purpose. The Amedia Networks, Inc. 2002 Non-Employee Directors Stock Option Plan (the "Plan") is designed to aid Amedia Networks, Inc., a Delaware corporation (the "Company"), in retaining and attracting non-employee directors (directors who are not employees of the Company or of any corporation, partnership, joint venture or other business entity of which fifty percent (50%) or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company) of exceptional ability by enabling such non-employee directors to purchase a proprietary interest in the Company, thereby stimulating in such individuals an increased desire to render greater services that will contribute to the continued growth and success of the Company.

2. Amount and Source of Stock. The total number of shares of the Company's common stock, $.001 par value per share (the "Stock"), which may be the subject of options granted pursuant to the Plan shall not exceed 2,000,000, subject to adjustment as provided in paragraph 10. Such Stock may be reserved or made available from the Company's authorized and unissued Stock or from Stock reacquired and held in the Company's treasury. In the event that any option granted hereunder shall terminate prior to its exercise in full for any reason, then the Stock subject to such option shall be added to the Stock otherwise available for issuance pursuant to the exercise of options under the Plan.

3. Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company (the "Board") or, if determined by the Board, a committee selected by the Board and comprised solely of two or more members of the Board, who are "Non-Employee Directors" as that term is defined in Rule 16b-3(b)(3) (or any successor provision) promulgated under the Securities Exchange Act of 1934, as amended. The corporate body administering the Plan is hereinafter referred to as the "Administrative Body." The Administrative Body shall have all the powers vested in it by the terms of the Plan. Such powers include the authority to select the participants who will receive options under the Plan, to prescribe the form of the individual option agreements, to grant options under the Plan, to fix the vesting and other terms of each option grant, to construe the Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decisions of the Administrative Body in the administration of the Plan shall be final and conclusive.

4. Option Grants.

(a) Each non-employee director shall be eligible to receive grants of options at such time or times and for such number of shares of Stock as the Administrative Body, in its discretion, shall determine. The date on which an option is granted under this subparagraph to a specified individual shall constitute the date of grant of such option (the "Date of Grant").

(b) The terms relating to the vesting of the option shall be fixed by the Administrative Body at the time of the grant of the option.

5. Option Price. The exercise price of the Stock purchasable under any option granted pursuant to the Plan shall be equal to the Fair Market Value of a share of Stock on the Date of Grant. For purposes of the Plan, the "Fair Market Value" of a share of Stock shall mean (i) if the Stock is traded on a national securities exchange or on the NASDAQ National Market System ("NMS"), the per share closing price of the Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the Date of Grant (or if there is no closing price for such Date of Grant, then the last preceding business day on which there was a closing price); or (ii) if the Stock is traded on the over-the-counter market and quotations are published on the NASDAQ quotations system (but not on NMS), the per share closing bid price of the Stock on the Date of Grant as reported by NASDAQ (or if there is no closing bid price for such Date of Grant, then the last preceding business day on which there was a closing bid price); or (iii) if the Stock is traded on the over-the-counter market but bid quotations are not published on NASDAQ, the closing bid price per share for the Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Stock; or (iv) if the Stock is not traded on a securities exchange or the over-the-counter market, the valuation accorded to each share of Stock by the Administrative Body.

6. Term of Option.

(a) Unless earlier terminated pursuant to the other provisions herein, the option hereby granted shall terminate at the close of business on the date six
(6) years from the Date of Grant (the "Expiration Date").

(b) If the non-employee director is removed as a director of the Company for cause (as determined in accordance with applicable law) by the stockholders of the Company, the unexercised portion of the option will terminate simultaneously with the non-employee director's removal as a director.

(c) If a non-employee director ceases to be a director of the Company on account of his or her death or disability, then the option may be exercised at any time prior to the earlier of the Expiration Date and twelve (12) months after the date that the non-employee director ceases to be a director of the Company, and any part of the option which is not so exercised within such period shall thereupon terminate.

(d) If a non-employee director ceases to be a director of the Company for any reason (other than cause, death or disability), then the option may be exercised at any time prior to the earlier of the Expiration Date and three (3) months after the date that the non-employee director ceases to be a director of the Company, and any part of the option which is not so exercised within such period shall thereupon terminate.

(e) No option granted hereunder shall be exercisable unless and until the non-employee director has entered into an individual option agreement with the Company that shall set forth the terms and conditions of such option. Each such agreement shall expressly incorporate by reference the provisions of this Plan (a copy of which shall be made available for inspection by the optionee during normal business hours at the principal office of the Company), and shall state that in the event of any inconsistency between the provisions hereof and the provisions of such agreement, the provisions of this Plan shall govern.

7. Exercise of Options. An option shall be exercised when written notice of such exercise, signed by the person entitled to exercise the option, has been delivered or transmitted by registered or certified mail to the Secretary (or such other officer as is specified in the individual option agreement) of the Company at its then principal office. Such notice shall specify the number of shares of Stock for which the option is being exercised and shall be accompanied by (i) such documentation, if any, as may be required by the Company as provided in subparagraph 11(b), and (ii) payment of the aggregate option price. The Administrative Body shall determine whether the exercise price for an option shall be paid in cash, by the surrender at Fair Market Value of Stock (held for at least six (6) months), by any combination of cash and shares of Stock, including, without limitation, cash, Stock or other property (including notes or other contractual obligations of non-employee directors to make payment on a deferred basis), the means or methods of payment, including through "cashless exercise" arrangements, to the extent permitted by applicable law, and the methods by which, or the time or times at which, Stock will be delivered or deemed to be delivered to non-employee directors upon the exercise of such option. Delivery of such notice shall constitute an irrevocable election to purchase the Stock specified in such notice, and the date on which the Company receives the last of such notice, documentation and the aggregate option exercise price for all of the Stock covered by the notice shall, subject to the provisions of paragraph 11 hereof, be the date as of which the Stock so purchased shall be deemed to have been issued. The person entitled to exercise the option shall not have the right or status as a holder of the Stock to which such exercise relates prior to receipt by the Company of the payment, notice and documentation expressly referred to in this paragraph 7.

8. Right of the Company to Terminate Services of a Non-Employee Director. Nothing contained herein or in any individual option agreement shall be construed to confer on any non-employee director any right to continue as a director of the Company or derogate from any right of the Company, the Board or the stockholders of the Company to remove or not renominate such non-employee director as a director of the Company, with or without cause.

9. Non-transferability of Options. No option granted under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such non-employee director to, any party, other than the Company, or assigned or transferred by such non-employee director otherwise than by will or the laws of descent and distribution, and such option shall be exercisable during the lifetime of the non-employee director only by the non-employee director or his or her guardian or legal representative. Notwithstanding the foregoing, the Administrative Body may, in its discretion, provide that an option of a non-employee director granted pursuant to the Plan be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Administrative Body may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a non-employee director may, in the manner established by the Administrative Body, designate a beneficiary (which may be a person or a trust) to exercise the rights of the non-employee director, and to receive any distribution, with respect to any option upon the death of the non-employee director. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any non-employee director shall be subject to all terms and conditions of the Plan and any individual option agreement applicable to such non-employee director, except as otherwise determined by the Administrative Body, and to any additional restrictions deemed necessary or appropriate by the Administrative Body.

10. Adjustments Upon Certain Events. In the event that the Administrative Body shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of non-employee directors under the Plan, then the Administrative Body shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock that may thereafter be issued in connection with options, (ii) the number and kind of shares of Stock issuable in respect of outstanding options, (iii) the aggregate number and kind of shares of Stock available under the Plan, and (iv) the exercise price, grant price, or purchase price relating to any option or, if deemed appropriate, make provision for a cash payment with respect to any outstanding option.

11. General Restrictions.

(a) No option granted hereunder shall be exercisable if the Company shall at any time determine that (i) the listing upon any securities exchange, registration or qualification under any state or federal law of any Stock otherwise deliverable upon such exercise, or (ii) the consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or appropriate in connection with such exercise. In any of the events referred to in clause (i) or clause (ii) above, the exercisability of such options shall be suspended and shall not be effective unless and until such withholding, listing, registration, qualifications or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any option or any portion of any option during the period when exercisability has been suspended.

(b) The Administrative Body may require, as a condition to the right to exercise an option, that the Company receive from the non-employee director holding the option, at the time of any such exercise, representations, warranties and agreements to the effect that the Stock is being purchased by the non-employee director for investment only and without any present intention to sell or otherwise distribute such Stock and that the non-employee director will not dispose of such Stock in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder. The certificates issued to evidence such Stock shall bear appropriate legends summarizing such restrictions on the disposition thereof.

12. Changes to the Plan.

(a) The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Administrative Body's authority to grant options under the Plan without the consent of the Company's stockholders or non-employee directors, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any Federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the stockholders for approval; provided, however, that without the consent of an affected non-employee director, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such non-employee director under any option theretofore granted and any individual option agreement relating thereto. Subject to applicable law, the Administrative Body may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any option theretofore granted and any individual option agreement relating thereto; provided, however, that without the consent of an affected non-employee director, no such amendment, alteration, suspension, discontinuation, or termination of any option may materially and adversely affect the rights of such non-employee director under such option.

(b) The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any option in the manner and to the extent it shall deem desirable to carry the Plan into effect.

13. Termination. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on December 31, 2012, and no options under the Plan shall thereafter be granted.

14. Fractional Shares. The Company will not be required to issue any fractional shares of Stock pursuant to the Plan. The Administrative Body may provide for the elimination of fractions and for the settlement of fractions in cash.

15. Discretion. In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Administrative Body may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Administrative Body alone and in its sole judgment deems appropriate and without regard to the effect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected non-employee director, any other non-employee director, any employee, the Company, any stockholder or any other person.

16. Adoption of the Plan and Effective Date. The Plan shall be adopted by the requisite vote of the stockholders of the Company and shall be effective as of such date.